UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 25, 2005

____________________

Moscow CableCom Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-1460	06-0659863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, Suite 1203		10022
New York, New York		(Zip Code)
(Address of Principal Executive Offices)
(212) 826-8942
(Registrant’s telephone number, including area code)

Item 7.01.     Other Events and Required Regulation FD Disclosure

On April 25, 2005, Moscow CableCom Corp. (the "Company") issued a press release announcing operating progress at ComCor-TV in terms of growth of its access network as of March 31, 2005 and increases in its subscribers and revenues from subscriber services.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(c)     Exhibits

The following is furnished as an Exhibit to this report:

Exhibit No.

Description of Exhibit

99.1

Press Release dated April 25, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Moscow CableCom Corp.

(Registrant)

Date:  April 25, 2005

/s/ Donald Miller-Jones

Donald Miller-Jones

Chief Financial Officer